SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05071 or 33-13247
SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)
1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)
Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)
Registrant’s Telephone Number- (360) 734-9900
Date of fiscal year end: November 30, 2006
Date of reporting period: November 30, 2006

Item 1. Report To Stockholders

Sextant
Mutual Funds

Short-Term Bond | Bond Income | Growth | International

Annual Report

November 30, 2006

Table of Contents:
Additional Performance Information	Page 2

Letter To Shareowners	Page 3

Sextant Short-Term Bond Fund	Page 4

Sextant Bond Income	Page 9

Sextant Growth Fund	Page 14

Sextant International Fund	Page 20

Expense Examples	Page 26

Notes To Financial Statements	Page 27

Report of Registered Independent Public Accounting Firm	Page 29

Renewal of Investment Advisory Contracts	Page 29

Results of Special Shareowner Meeting	Page 30

Trustees and Officers	Page 31

Privacy Statement	Page 31

Additional Performance Information

Average Annual Returns (as of 12/31/2006)	1-Year	5-Year	10-Year

Sextant Short-Term Bond Fund	3.86%	3.28%	4.63%

Sextant Bond Income Fund	3.04%	5.11%	6.13%

Sextant Growth Fund	8.17%	9.00%	11.43%

Sextant International Fund	22.02%	14.06%	10.24%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Mutual fund performance changes over time and currently may be significantly higher or lower than stated. Performance and Morningstar™ rating data current to the most recent month-end is published online at www.saturna.com or available by calling toll free (800) SATURNA. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any. Share price, yield and return will vary and you may have a gain or loss when you sell your shares. See individual Fund performance discussions for further information. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Morningstar™, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar™, by category as determined by Morningstar™. The overall Morningstar™ rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar™ Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar™ database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period.

2	November 30, 2006 Annual Report

Fellow Shareowners:	(unaudited)

2006 was a profitable year for securities investors, marking four years in a row of moderate advances. Stocks provided solid gains, and the bond markets also provided positive returns as interest rates stabilized. We are pleased to report that both Sextant Growth Fund and Sextant International Fund provided double-digit returns for the fiscal year ending November 30, 2006. Good performance is attracting more investors, and the assets of all four Sextant funds grew in 2006 (as they did in 2005). Sextant International Fund had the largest total return (22%) and growth in assets (135%).

Buoyed by moderate spending gains in all three major sectors (consumers, business, government), liberal trade policies, and slower commodity price increases, corporate earnings continued growing in 2006. Higher interest rates stopped the real estate boom, and falling property prices and construction activity are clearly slowing the economy. Consumer confidence is waning, but the risk of a cyclical collapse appear low. Foreign economies are generally performing better than the US, a trend likely to continue.

A number of our market indicators are flagging caution, and we warn stock market investors to expect lesser returns in 2007. We expect short-term rates to remain at or above longer-term rates - usually a precursor of stock market weakness. Inflation is controlled and the Fed’s increase in short-term interest rates is near conclusion, meaning 2007 could finally be the year for bonds to shine. Slower corporate earnings growth rates will hamper stock prices, but price / earnings multiples have room to expand.

The no-load Sextant Funds are designed to address a broad spectrum of investment needs. Again in 2006, higher equity Fund returns reflected the higher risks of equities - just as expected. All Sextant Funds stress low operating expenses and employ a “fulcrum” advisory fee structure that rewards or penalizes Saturna Capital for investment results. Contrary to popular wisdom, a higher fund advisory fee that results from superior investment performance under a fulcrum advisory fee structure and consequently a higher fund expense ratio is actually in the best interests of shareowners.

For the fiscal year ended November 30, 2006, comparative total returns and percentile Morningstar™ category rankings (1 is best)† are:

Sextant Fund	Total Return	vs. Morningstar™†	Total Return	Rank (category size) †

Short-Term Bond	4.41%	Short-term Bond	4.40%	43 (435)

Bond Income	4.73%	Long-term Bond	6.70%	92 (45)

Growth	10.06%	Mid-Cap Growth	10.09%	49 (997)

International	21.85%	Foreign Large Blend	27.17%	96 (634)

Two important changes were implemented by the Sextant Funds in 2006. After long consideration, the Trustees recommended and the shareowners subsequently approved a Rule 12b-1 distribution plan. The Sextant Growth and Sextant International Funds are being made available at the major mutual fund supermarkets, such as Fidelity Investments and Charles Schwab, which should aid asset growth in these funds. The supermarkets provide useful services such as centralized investor accounts, but require a fee from the distributor (which now gains revenue from the 12b-1 plan) to do so. Secondly, the trustees approved a fifth Sextant fund (expected to be available this Spring) designed to simplify investing by retirement plan accounts by incorporating a balance of stocks and bonds in one fund.

Further information on each Fund is found in its section of this report. Operating expenses are well below industry averages. Perhaps uniquely, equity portfolio brokerage commission expenses are entirely borne by the adviser. Consequently, the Sextant Funds can not use portfolio brokerage to pay any expenses of the Funds or the adviser. In the footnotes, you will notice another unusual feature of the Sextant funds: on average, more than 30% of each Sextant Fund is owned by the trustees, officers, and their related accounts. Our portfolio managers welcome your comments and suggestions. We invite you to invest your money with ours.

Nicholas Kaiser, President (Manager, Sextant Growth, Sextant International)	Phelps McIlvaine, Vice President (Manager, Sextant Short-Term Bond, Sextant Bond Income)
December 29, 2006
†The 12-month Rank shows how each Fund ranks in its Morningstar™ peer category for the year ended November 30, 2006 - please see previous page for more performance information.
November 30, 2006 Annual Report	3

Sextant Short-Term Bond Fund
Investments
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Cosmetics & Toiletries
A	Avon Products Inc.	6.55% due 8/1/2007	$95,000	$94,907	3.2%

	Diversified Operations
A	First Data Corp.	4.50% due 6/15/2010	100,000	98,317	3.3%

	Finance & Insurance
AA-	HSBC Finance Corp.	6.375% due 10/15/2011	100,000	105,196	3.6%
A+	Lehman Brothers Holdings	5.75% due 4/25/2011	100,000	101,443	3.4%

		Subtotal	200,000	206,639	7.0%

	Food & Beverages
BBB	Fortune Brands	5.125% due 1/15/2011	120,000	118,515	4.1%
A+	W M Wrigley Jr. Co.	4.30% due 7/15/2010	100,000	97,813	3.3%

		Subtotal	220,000	216,328	7.4%

	Machinery
A	Caterpillar Inc.	7.25% due 9/15/2009	100,000	105,684	3.6%
A-	Rockwell Automation International	6.15% due 1/15/2008	95,000	95,376	3.3%

		Subtotal	195,000	201,060	6.9%

	Medical Drugs
A	Amgen	6.50% due 12/1/2007	90,000	90,530	3.1%

	Oil & Gas
A-	ConocoPhillips Co.	8.75% due 5/25/2010	100,000	111,743	3.8%

	Retail-Discount & Variety
A-	TJ X Companies Inc.	7.45% due 12/15/2009	95,000	101,484	3.5%

	Telecommunications
BBB+	Southwestern Bell Telephone	6.625% due 7/15/2007	95,000	95,151	3.2%
A-	Verizon Wireless Capital	5.375 due 12/15/2006	82,000	81,511	2.8%

		Subtotal	177,000	176,662	6.0%

	U.S. Government
AAA	U.S. Treasury Note	4.00% due 6/15/2009	200,000	197,500	6.7%
AAA	U.S. Treasury Note	4.00% due 4/15/2010	200,000	197,062	6.7%

		Subtotal	400,000	394,562	13.7%

	U.S. Government Agency
AAA	Federal Farm Credit Bank	4.62% due 12/7/2009	100,000	98,908	3.4%
AAA	Federal Farm Credit Bank	5.79% due 6/5/2013	200,000	203,402	6.9%
AAA	Federal Home Loan Bank	4.60% due 5/18/2009	120,000	118,872	4.1%
AAA	Federal Home Loan Bank	4.00 due 2/27/2014	300,000	297,510	10.1%
AAA	Federal Home Loan Mortgage	4.125% due 11/6/2009	120,000	117,792	4.0%
AAA	Federal National Mortgage Association	4.00% due 2/23/2010	120,000	119,512	4.1%

		Subtotal	960,000	955,996	32.6%
Continued on next page.
4	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Short-Term Bond Fund
Investments
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Utilities
BBB	PSI Energy	7.85% due 10/15/2007	$90,000	$91,585	3.1%
BBB+	Scottish Power PLC	4.91% due 3/15/2010	100,000	99,325	3.1%

		Subtotal	190,000	190,910	6.5%

Total Investments		(Cost = $2,848,892)	$2,822,000	$2,839,138	96.7%

Other Assets (net of liabilities)				98,234	3.3%

Total Net Assets				$2,937,372	100.0%

*Ratings are the lesser of S&P or Moody's (unaudited)

(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	5

Sextant Short-Term Bond Fund
Financial Highlights	Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year	2006	2005	2004	2003	2002

Net asset value at beginning of year	$4.85	$4.97	$5.09	$5.07	$5.10
Income from investment operations
Net investment income	0.16	0.17	0.19	0.23	0.27
Net gains or losses on securities (both realized and unrealized)	0.05	(0.12)	(0.12)	0.02	(0.02)

Total from investment operations	0.21	0.05	0.07	0.25	0.25

Less distributions
Dividends (from net investment income)	(0.16)	(0.17)	(0.19)	(0.23)	(0.28)

Total distributions	(0.16)	(0.17)	(0.19)	(0.23)	(0.28)

Paid-in-capital from early redemption penalties 1	*0.00	*0.00	-	-	-

Net asset value at end of year	$4.90	$4.85	$4.97	$5.09	$5.07

Total Return	4.41%	0.96%	1.41%	5.00%	4.90%

Ratios / Supplemental Data
Net assets ($000), at end of year	$2,937	$2,557	$2,255	$2,259	$2,177
Ratio of expenses to average net assets
Before fee waivers and custody fee credits	1.39%	1.23%	1.14%	1.17%	1.14%
After fee waivers and custody fee credits	0.57%	0.59%	0.58%	0.60%	0.93%
Ratio of net investment income after fee waivers and custody credits to average net assets	3.41%	3.35%	3.80%	4.47%	5.23%

Portfolio turnover rate	41%	33%	37%	22%	28%

1 Redemption penalty adopted March 29, 2005	*Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2006

Assets
Bond investments (Cost $2,848,892)	$2,839,138
Cash	58,979
Interest receivable	43,096
Receivable for Fund shares sold	6,000

Total Assets		$2,947,213

Liabilities
Payable for Fund shares redeemed	6,900
Other liabilities	2,289
Accrued 12b-1 Fees	576
Distribution payable	76

Total liabilities		9,841

Net Assets		$2,937,372

Fund shares outstanding		600,079

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	2,996,083
Undistributed net investment income	1,660
Accumulated net realized loss	(50,617)
Unrealized net depreciation on investments	(9,754)

Net Assets applicable to Fund shares outstanding		$2,937,372

Net Asset Value, Offering and Redemption price per share		$4.90

6	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Short-Term Bond Fund

Statement of Changes in Net Assets	Year ended Nov. 30, 2006	Year ended Nov. 30, 2005

Increase in Net Assets
From operations
Net investment income	$87,091	$82,195
Net realized loss on investments	(10,889)	(6,540)
Net increase (decrease) in unrealized appreciation	34,663	(49,766)

Net increase in net assets	110,885	25,889

Dividends to shareowners from

Net investment income	(85,431)	(83,151)

From Fund share transactions
Proceeds from sales of shares	828,422	570,038
Value of shares issued in reinvestment of dividends	84,144	81,918

	912,566	651,956

Early redemption penalties retained	64	39
Cost of shares redeemed	(557,227)	(293,595)

Net increase in net assets	355,403	358,400

Total increase in net assets	$380,827	$301,138

Net Assets
Beginning of year	2,556,545	2,255,407
End of year	$2,937,372	$2,556,545

Undistributed net investment income	1,660	-

Shares of the Fund sold and redeemed
Number of shares sold	170,721	115,934
Number of shares issued in reinvestment of dividends	17,342	16,765

	188,063	132,699

Number of shares redeemed	(114,974)	(59,815)

Net increase in number of shares outstanding	73,089	72,884

Statement of Operations	For the year ended November 30, 2006

Investment income
Interest income	$101,545
Other income	68

Gross investment income		$101,613

Expenses
Investment adviser and administration fees	15,432
Filing and registrations fees	9,825
Audit fees	2,856
Custodian fees	1,531
Chief compliance officer expenses	1,269
Distribution fees	1,124
Insurance	1,046
Printing and postage	1,038
Trustee fees	643
Legal fees	420

Total gross expenses	35,639

Less adviser fees waived	(19,082)
Less custodian fees waived	(2,035)

Net expenses		14,522

Net investment income		87,091

Net realized loss on investments
Proceeds from sales	1,001,313
Less cost of securities sold (based on identified cost)	1,012,212

Realized net loss		(10,899)

Unrealized gain on investments
End of year	(9,754)
Beginning of year	(44,417)
Increase in unrealized gain for the year		34,663

Net realized and unrealized gain		23,764

Net increase in net assets resulting from operations	$110,855

(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	7

Sextant Short-Term Bond Fund
Discussion of Fund Performance (unaudited)
Fiscal Year 2006
For the fiscal year ending November 30, 2006, the Sextant Short-Term Bond Fund provided a total return of 4.41%. The share price moved in a narrow range of $4.80 to $4.90, a maximum variation of 2.08%. Fund assets grew 14.83%. For the last five years, the Fund earned 3.32% annualized total return; and for the last ten years, the annualized total return averaged 4.63%. The Fund’s annual expense ratio decreased to 0.57%, reflecting management fee performance adjustments and the adviser’s voluntary capping of total expenses. Saturna Capital continues to subsidize the operations of this Fund: without waivers of the Fund’s management and other fees, annual expenses would have been 1.39%.

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	46.0%	39.3%	42.6%

AA	3.6%	3.6%	3.6%

A	33.3%	36.6%	33.3%

BBB	13.8%	10.5%	10.6%

Unrated	0.0%	6.7%	6.6%

Cash	3.3%	3.3%	3.3%

Factors Affecting Past Performance
Over the last twelve months, the Federal Reserve raised the Federal Funds rate from 4% to 5.25% - then paused. Credit spreads between high and low quality bonds narrowed slightly due to strong profits, which benefit weak companies more than financially solid companies. The yield curve remains flat to slightly inverted, as demand for long-term paper remains strong. As normal in stable economic times, the highest returns were generated by low-rated, long-maturity debt securities.

Steadying short-term interest rates helped the Fund’s total return, as bond prices increased. Expense fee waivers also helped performance, and will continue in 2007. The table (right) provides a summary of portfolio holdings by bond quality ratings as of November 30, 2006.

Looking Forward
We expect the US economy to continue to expand unevenly in 2007 with corporate profits rising 5% to 9%. We expect the Federal Reserve to keep a floor under short-term rates for another few months to squash inflation, then engineer lower rates to bolster asset values. The yield curve should move to flat from slightly inverted. The Fund has increased duration to take advantage of the highest short-term rates since 2001. Falling real estate prices, construction activities, energy costs, and potentially higher federal tax rates have increased the risk of recession in 2007. We expect default rates to rise only slightly from the low levels of 2006, and credit quality of investment-grade US bonds to continue improving. Having restored the Fund’s normal average maturity, the Fund may realize higher total returns in 2007 when US interest rates fall later in the year.

We plan to increase portfolio weighting in corporate bonds and reduce exposure to US Treasury and government agency positions. Globalization limits the impact of US economic inefficiencies, as substitutes are imported from less onerous foreign economies. Our expectation is another year of solid real returns for the Fund, earned without taking substantial market risks.

Management Fee Calculations
The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar™ category Short-Term Bond. The Fund’s 12-month return (+4.41%) was within one percent of the Morningstar™ average (+4.40%) at month-end November 30, 2006. Therefore, no performance adjustment was made to the basic 0.60% annual management fee for the month of December 2006. Note that the management fee and distribution expense are almost entirely waived due to the adviser’s voluntary cap (0.75%) on Fund expenses.

Sextant Short Term Bond Fund vs. Citigroup Gov./Corp. Inv. Grade Index 1-3 Years (unaudited)

Comparison To Index
Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund on November 30, 1996 to a similar amount invested in the Citigroup Gov./Corp. Investment Grade Bond Index for maturities between one and three years. The graph shows that a $10,000 investment made on November 30, 1996 would have risen to $15,723 in the Fund and $16,312 in the Index.
8	November 30, 2006 Annual Report

Sextant Bond Income Fund
Investments
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Agricultural
A	Archer Daniels Midland	7.00% due 2/1/2031	$100,000	$118,933	3.5%

	Automotive
BBB	AutoZone Inc.	5.50% due 11/15/2015	95,000	92,859	2.7%

	Finance & Insurance
A+	CitiCorp	7.25% due 10/15/2011	50,000	54,616	1.6%
A	Comerica Bank	7.125% due 12/1/2013	50,000	52,621	1.6%
AA	Norwest Financial Inc.	6.85% due 7/15/2009	50,000	51,777	1.5%

		Subtotal	150,000	159,014	4.7%

	Building Products
BBB+	Masco	7.125% due 8/15/2013	60,000	62,122	1.8%

	Chemicals
A	Air Products & Chemicals	8.75% due 4/15/2021	50,000	64,492	1.9%

	Diversified Financial Services
AAA	General Electric Capital Corp.	8.125% due 5/15/2012	60,000	68,344	2.0%

	Electric Utilities
A	Commonwealth Edison Corp.	7.50% due 7/1/2013	50,000	54,580	1.6%
A	Florida Power & Light	5.95 due 10/1/2033	100,000	106,259	3.2%
BBB+	Sempra Energy Corp.	7.95 due 3/1/2010	50,000	53,687	1.6%

		Subtotal	200,000	214,526	6.4%

	Electronics
A-	Koninlijke Phillips Electronics Corp.	7.25% due 8/15/2013	50,000	56,149	1.6%

	Food
BBB	Conagra Inc.	7.875% due 9/15/2010	33,000	35,745	1.0%
A+	Hershey Foods Co.	6.95% due 8/15/2012	50,000	54,137	1.6%
BBB	HJ Heinz Co.	6.00% due 3/15/2012	75,000	76,644	2.3%

		Subtotal	158,000	166,526	4.9%

	Insurance
A+	Allstate Corp.	7.50% due 6/15/2013	50,000	56,017	1.7%
A+	Progressive Corp.	7.00% due 10/1/2013	75,000	81,986	2.4%
A-	XL Capital (Europe)	6.50% due 1/15/2012	90,000	94,979	2.8%

		Subtotal	215,000	232,982	6.9%

	Investment Finance
A	Bear Stearns	3.50% due 6/27/2008	154,000	144,467	4.3%
A+	Morgan Stanley Dean Witter Disc.	6.75% due 10/15/2013	50,000	53,575	1.6%
AA	Paine Webber Group	7.625% due 2/15/2014	50,000	56,703	1.7%

		Subtotal	254,000	254,745	7.6%
Continued on next page.
(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	9

Sextant Bond Income Fund
Investments
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Machinery
A	Caterpillar Inc.	9.375% due 8/15/2011	$40,000	$47,429	1.4%
A-	Deere & Co.	8.10% due 5/15/2030	95,000	126,727	3.7%

		Subtotal	135,000	174,156	5.1%

	Medical Supplies
A	Becton Dickinson Corp.	7.15% due 10/1/2009	40,000	41,471	1.2%

	Oil & Gas
A	Baker Hughes Inc.	6.00% due 2/15/2009	20,000	20,308	0.6%
AA-	Texaco Capital	8.625% due 6/30/2010	40,000	44,186	1.3%

		Subtotal	60,000	64,494	1.9%

	Office Supplies
A-	Avery Dennison Corp.	6.00% due 1/15/2033	95,000	98,516	2.9%

	Real Estate
BBB+	Archstone Smith Opr. Trust	5.625% due 8/15/2014	50,000	49,974	1.5%

	Retail
A	Dayton Hudson Corp. (Target Stores)	10.00% due 1/01/2011	50,000	58,291	1.7%
A	Lowe's Companies	8.25% due 6/01/2010	50,000	54,772	1.6%
BBB	May Department Stores Co.	8.00% due 7/15/2012	50,000	54,219	1.6%
AA	Wal-Mart Stores	7.25% due 6/1/2013	45,000	49,949	1.5%

		Subtotal	195,000	217,231	6.4%

	Transportation
BBB+	Southwest Airlines Co.	6.50% due 3/01/2012	75,000	79,728	2.4%
BBB-	U.S. Freightways Corp.	8.50% due 4/15/2010	50,000	53,531	1.6%

		Subtotal	125,000	133,259	4.0%

	U.S. Government
AAA	U.S. Treasury Bonds	5.25% due 2/15/2029	277,000	299,897	8.9%
AAA	U.S. Treasury Bonds	7.125% due 2/15/2023	110,000	140,491	4.2%

		Subtotal	387,000	440,388	13.1%

	U.S. Government Agency
AAA	Federal Farm Credit Bank	5.09% due 2/17/2015	120,000	117,839	3.5%
AAA	Federal Farm Credit Bank	6.25% due 8/18/2021	150,000	152,482	4.5%
AAA	Federal Home Loan Bank	5.55% due 4/13/2015	100,000	99,247	2.9%
AAA	Federal Home Loan Mortgage	5.00% due 8/26/2009	100,000	98,531	2.9%
AAA	Federal National Mortgage Assoc.	5.00% due 4/10/2015	100,000	97,891	2.9%

		Subtotal	570,000	565,990	16.7%

Total Investments		(Cost = $3,180,425)	$3,049,000	$3,276,441	96.8%

Other Assets (net of liabilities)				107,985	3.2%

Total Net Assets				$3,384,426	100.0%

*Ratings are the lesser of S&P or Moody's (unaudited)
10	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Bond Income Fund
Financial Highlights	Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year	2006	2005	2004	2003	2002

Net asset value at beginning of year	$4.92	$5.06	$5.07	$4.97	$4.81
Income from investment operations
Net investment income	0.22	0.21	0.22	0.22	0.26
Net gains or losses on securities (both realized and unrealized)	0.00	(0.14)	(0.01)	0.10	0.16

Total from investment operations	0.22	0.07	0.21	0.32	0.42

Less distributions
Dividends (from net investment income)	(0.22)	(0.21)	(0.22)	(0.22)	(0.26)

Total distributions	(0.22)	(0.21)	(0.22)	(0.22)	(0.26)

Paid-in capital from early redemption penalties 1	*0.00	*0.00	-	-	-

Net asset value at end of year	$4.92	$4.92	$5.06	$5.07	$4.97

Total Return	4.73%	1.40%	4.26%	6.52%	9.02%

Ratios / Supplemental Data
Net assets ($000), at end of year	$3,384	$3,050	$2,643	$2,272	$2,105
Ratio of expenses to average net assets
Before fee waivers and custody fee credits	1.27%	0.97%	0.89%	1.15%	1.06%
After fee waivers and custody fee credits	0.90%	0.94%	0.87%	0.97%	0.72%
Ratio of net investment income after fee waivers and custody credits to average net assets	4.64%	4.26%	4.47%	4.29%	5.40%

Portfolio turnover rate	36%	4%	0%	0%	29%

1 Redemption penalty adopted March 29, 2005	*Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2006

Assets
Bond investments (Cost $3,180,425)	$3,276,441
Cash	57,969
Interest receivable	52,931
Insurance reserve premium	400
Receivables for Fund shares sold	50

Total Assets		$3,387,791

Liabilities
Accrued expenses	2,553
Accrued 12b-1 Fees	676
Distributions payable	72
Due to affiliates	64

Total liabilities		3,365

Net Assets		$3,384,426

Fund shares outstanding		687,584

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	$3,324,909
Accumulated net realized loss	(36,499)
Unrealized net appreciation on investments	96,016

Net Assets applicable to Fund shares outstanding		$3,384,426

Net Asset Value, Offering and Redemption price per share		$4.92

(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	11

Sextant Bond Income Fund

Statement of Changes in Net Assets	Year ended Nov. 30, 2006	Year ended Nov. 30, 2005

Increase in Net Assets
From operations
Net investment income	$142,386	$126,312
Net realized gain (loss) on investments	(14,375)	826
Net increase (decrease) in unrealized appreciation	21,936	(86,448)

Net increase in net assets	149,947	40,690

Dividends to shareowners from

Net investment income	(142,386)	(126,361)

From Fund share transactions
Proceeds from sales of shares	541,154	787,201
Value of shares issued in reinvestment of dividends	141,047	124,959

	682,201	912,160

Early redemption penalties retained	40	12
Cost of shares redeemed	(355,481)	(418,996)

Net increase in net assets	326,760	493,176

Total increase in net assets	$334,321	$407,505

Net Assets
Beginning of year	3,050,105	2,642,600
End of year	$3,384,426	$3,050,105

Shares of the Fund sold and redeemed
Number of shares sold	111,347	155,844
Number of shares issued in reinvestment of dividends	29,113	24,894

	140,460	180,738

Number of shares redeemed	(73,143)	(83,147)

Net increase in number of shares outstanding	67,317	97,591

Statement of Operations	For the year ended November 30, 2006

Investment income
Interest income	$169,882
Other income	25

Gross investment income		$169,907

Expenses
Investment adviser and administration fees	17,683
Filing and registrations fees	10,399
Audit fees	3,403
Chief compliance officer expenses	1,473
Distribution fees	1,325
Insurance	1,242
Custodian fees	1,128
Printing and postage	1,078
Trustee fees	656
Legal fees	481
Other expenses	86

Total gross expenses	38,954

Less adviser fees waived	(9,794)
Less custodian fees waived	(1,639)

Net expenses		27,521

Net investment income		142,386

Net realized loss on investments
Proceeds from sales	1,067,670
Less cost of securities sold (based on identified cost)	1,082,045

Realized net loss		(14,375)

Unrealized gain on investments
End of year	96,016
Beginning of year	74,080
Increase in unrealized gain for the year		21,936

Net realized and unrealized gain		7,561

Net increase in net assets resulting from operations	$149,947

12	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Bond Income Fund
Discussion of Fund Performance (unaudited)
Fiscal Year 2006
For the fiscal year ending November 30, 2006, the Sextant Bond Income Fund returned 4.73%. Fund assets grew 10.96%. For the last five years, the Fund earned a 5.18% annualized total return; and for the last 10 years, the Fund earned a 5.99% annualized total return. The Fund’s annual expense ratio decreased to 0.90%, reflecting management fee performance adjustments and the adviser’s voluntary capping of total expenses. Saturna Capital continues to subsidize the operations of this Fund: without the waivers of part of the management fee and the custodian bank fees, annual expenses would have been 1.27%

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	31.8%	22.9%	22.9%

AA	6.0%	6.0%	12.3%

A	42.5%	44.9%	36.2%

BBB	16.5%	14.1%	16.5%

Unrated	0.0%	8.9%	8.9%

Cash	3.2%	3.2%	3.2%

Factors Affecting Past Performance
In May, the Federal Funds rate stabilized at 5.25%. Since then, bond investors around the world have accepted lower and lower yields for longer term, non-investment grade bonds. Bond option volatility premiums, a key indicator of the perceived risk in bonds, moved to five year lows. In general, the highest bond returns were generated by non-US, non-investment grade, long maturity securities. For the year, the Fund assumed below average risk and earned below average returns out of concern for the lack of compensation paid for added maturity or credit risks.

The table (right) provides a summary of portfolio holdings by bond quality ratings as of November 30, 2006.

Looking Forward
We expect the US economy to continue to expand unevenly in 2007 with corporate profits rising 5% to 9%. We expect the Federal Reserve to keep a floor under short-term rates for another few months to squash Inflation, then engineer lower rates to bolster asset values. The yield curve should move to flat from slightly inverted. We therefore have restored the portfolio’s dollar weighted average maturity to the Fund’s normal ten-year range. We expect default rates to rise only slightly from the low levels of 2006, and credit quality of US corporate bonds to continue improving. In 2006, Sextant Bond Income Fund generated a positive real return despite a less than normal average maturity. Having restored the Fund’s normal average maturity, the Fund may realize higher total returns in 2007 should US interest rates fall later in the year.

We do not expect a prolonged yield curve inversion or a recession. We will increase purchases of investment-grade, corporate debt as opportunities allow. Use of US Treasury securities will be decreased. We expect another positive return for Bond Income Fund for the year 2007.

Management Fee Calculations
The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund’s return to the return of Morningstar’s™ “Long-term Bond” category. The Fund’s +4.73% 12-month return was below that of the index (+6.70%) on November 30, 2006. Therefore, the base 0.60% management fee was decreased by 0.10%, to 0.50%, for the month of December 2006 because the Fund underperformed its benchmark index by more than 1% but less than 2%.

Sextant Bond Income Fund vs. Citigroup Broad Investment-Grade Bond Index (unaudited)

Comparison To Index
Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph at right compares $10,000 invested in the Fund on November 30, 1996 to a similar amount invested in The Citigroup Broad Investment-Grade Bond Index. The graph shows that the investment on November 30, 1996 would have risen to $17,877 in the Fund and $18,305 in the Index.

(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	13

Sextant Growth Fund
Investments

Issue	Quantity	Tax Cost	Market Value	Percentage
Common Stocks (96.4%)

Automotive
Oshkosh Truck	3,000	$160,448	$144,030	1.1%

Banking
Frontier Financial	15,000	220,751	451,200	3.3%
Washington Banking Company	6,250	83,121	105,313	0.8%
Washington Mutual	6,750	44,124	294,840	2.1%

	Subtotal	347,996	851,353	6.2%

Computers
3Com*	30,000	167,836	125,400	0.9%
Adobe Systems*	7,600	39,971	305,216	2.2%
Apple Inc.*	8,000	67,473	733,280	5.3%
Hewlett-Packard	7,000	157,040	276,220	2.0%
Intuit*	9,000	197,624	283,680	2.1%
MapInfo*	8,000	114,181	106,000	0.8%
Oracle*	15,000	115,139	285,750	2.1%
Symbol Technologies	10,092	122,340	149,563	1.1%

	Subtotal	981,604	2,265,109	16.5%

Construction
KB Home	5,000	302,781	258,450	1.9%
Lowe's Companies	6,500	109,802	196,040	1.4%
Weyerhaeuser	4,200	246,845	271,656	2.0%

	Subtotal	659,428	726,146	5.3%

Diversified Operations
Honeywell International	3,500	131,967	150,430	1.1%

Electronics
Advanced Micro Devices*	10,000	41,708	215,700	1.6%
Agilent Technologies*	8,000	218,552	254,720	1.9%
Harman International Industries	1,900	157,285	197,296	1.4%

	Subtotal	417,545	667,716	4.9%

Food
Performance Food Group*	3,000	96,917	81,180	0.6%
PepsiCo	4,500	248,326	278,865	2.0%

	Subtotal	345,243	360,045	2.6%

Hotels & Motels
Red Lion Hotels*	21,000	150,354	258,300	1.9%

Investments
Chubb	5,000	224,705	258,800	1.9%
Schwab (Charles)	25,000	79,726	458,500	3.3%

	Subtotal	304,431	717,300	5.2%

Continued on next page.
14	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Growth Fund
Investments

Issue	Quantity	Tax Cost	Market Value	Percentage
Common Stocks (96.4%)

Machinery
Regal-Beloit	4,000	$104,006	$204,520	1.5%
Lincoln Electric Holdings	4,000	180,617	243,400	1.8%

	Subtotal	284,623	447,920	3.3%

Medical
Abott Laboratories	4,000	171,114	186,640	1.3%
Amgen*	3,700	111,703	262,848	1.9%
Barr Laboratories*	4,500	159,489	229,860	1.7%
Caremark Rx	5,000	139,942	236,500	1.7%
Genentech	2,000	179,816	163,500	1.2%
Ligand Pharmaceuticals*	10,000	112,072	107,200	0.8%
Lilly (Eli)	3,500	249,361	187,565	1.4%
Pharmaceutical Product Development	15,000	67,174	473,850	3.4%
VCA Antech*	8,000	209,048	257,920	1.9%

	Subtotal	1,399,719	2,105,883	15.3%

Metal Ores
Alcoa	6,000	189,042	187,020	1.3%
Phelps Dodge	2,660	76,218	327,108	2.4%

	Subtotal	265,260	514,200	3.7%

Oil & Gas Production
Devon Energy	3,000	185,020	220,110	1.6%
Noble Drilling	4,000	125,240	309,000	2.3%

	Subtotal	310,260	529,110	3.9%

Publishing
Wiley (John) & Sons, Class A	5,000	134,777	198,900	1.5%

Retail
Amazon.com*	5,000	201,410	201,700	1.5%
Bed Bath & Beyond*	5,000	176,186	193,900	1.4%
Best Buy	4,000	223,149	219,880	1.6%
Build-A-Bear Workshop*	7,000	177,548	214,060	1.6%
Restoration Hardware*	15,203	94,239	129,377	0.9%
Staples	6,000	144,720	152,820	1.1%

	Subtotal	1,017,252	1,111,737	8.1%

Steel
Nucor	4,000	189,851	239,400	1.7%

Telecommunications
Trimble Navigation*	7,000	202,081	335,790	2.5%

Continued on next page.
(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	15

Sextant Growth Fund
Investments

Issue	Quantity	Tax Cost	Market Value	Percentage
Common Stocks (96.4%)

Transportation
Norfolk Southern	4,500	$185,235	$221,625	1.6%
UAl Corp.*	5,500	183,801	223,190	1.6%
United Parcel Service, Cl B	2,500	189,469	194,800	1.4%

	Subtotal	558,505	639,615	4.6%

Utilities
Duke Energy	6,000	175,259	190,320	1.4%
FPL Group	7,000	244,408	373,100	2.7%
IDACorp	6,000	159,539	239,940	1.7%
Sempra Energy	3,000	116,395	163,500	1.2%

	Subtotal	695,601	966,860	7.0%

Total Investments		$8,556,945	$13,229,844	96.4%

Other Assets (net of liabilities)			497,845	3.6%

Total Net Assets			$13,727,689	100.0%

Industry Allocation

Top Ten Holdings

% of Fund Assets
Apple Inc.	5.3%

Pharmaceutical Product Development	3.4%

Schwab (Charles)	3.3%

Frontier Financial	3.3%

FPL Group	2.7%

Trimble Navigation	2.5%

Phelps Dodge	2.4%

Noble Drilling	2.3%

Adobe Systems	2.2%

Washington Mutual	2.1%

16	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Growth Fund
Financial Highlights	Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year	2006	2005	2004	2003	2002

Net asset value at beginning of year	$17.11	$14.20	$12.91	$10.64	$11.90
Income from investment operations
Net investment income	(0.02)	(0.02)	0.01	(0.04)	(0.05)
Net gains or losses on securities (both realized and unrealized)	1.74	2.96	1.45	2.31	(1.21)

Total from investment operations	1.72	2.94	1.46	2.27	(1.26)

Less distributions
Dividends (from net investment income)	-	*(0.00)	(0.01)	-	-
Distributions (from capital gains)	(0.17)	(0.03)	(0.16)	-	-

Total distributions	(0.17)	(0.03)	(0.17)	0.00	0.00

Paid-in capital from early redemption penalties 1	*0.00	*0.00	-	-	-

Net asset value at end of year	$18.66	$17.11	$14.20	$12.91	$10.64

Total Return	10.06%	20.76%	11.35%	21.31%	(10.51)%

Ratios / Supplemental Data
Net assets ($000), at end of year	$13,728	$9,006	$5,331	$4,732	$3,373
Ratio of expenses to average net assets
Before fee waivers and custody fee credits	1.25%	1.28%	0.80%	1.20%	1.17%
After fee waivers and custody fee credits	1.21%	1.24%	0.78%	1.14%	1.11%
Ratio of net investment income after fee waivers and custody credits to average net assets	(0.12)%	(0.17)%	0.12%	(0.40)%	(0.48)%

Portfolio turnover rate	11%	4%	8%	12%	15%

1 Redemption penalty adopted March 29, 2005	*Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2006

Assets
Investments (Cost $8,556,945)	$13,229,844
Cash	502,106
Dividends receivable	11,711
Receivable for Fund shares sold	1,566
Insurance reserve premium	1,214

Total Assets		$13,746,441

Liabilities
Accrued expenses	9,814
Due to affiliates	6,927
Distribution payable	2,011

Total liabilities		18,752

Net Assets		$13,727,689

Fund shares outstanding		735,599

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$9,054,750
Accumulated gains on investments	40
Unrealized net appreciation on investments	4,672,899

Net Assets applicable to Fund shares outstanding		$13,727,689

Net Asset Value, Offering and Redemption price per share		$18.66

(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	17

Sextant Growth Fund

Statement of Changes in Net Assets	Year ended Nov. 30, 2006	Year ended Nov. 30, 2005

Increase in Net Assets
From operations
Net investment loss	$(16,447)	$(11,402)
Net realized gain on investments	125,411	12,474
Net increase in unrealized appreciation	1,108,048	1,494,285

Net increase in net assets	1,217,012	1,495,357

Dividends to shareowners from

Net investment income	-	(2,289)
Capital gains distribution	(125,371)	(12,474)

	(125,371)	(14,763)

From Fund share transactions
Proceeds from sales of shares	5,675,771	2,709,260
Value of shares issued in reinvestment of dividends	123,360	14,444

	5,799,131	2,723,704

Early redemption penalties retained	1,423	53
Cost of shares redeemed	(2,170,902)	(528,970)

Net increase in net assets	3,629,652	2,194,787

Total increase in net assets	$4,721,293	$3,675,381

Net Assets
Beginning of year	9,006,396	5,331,015
End of year	$13,727,689	$9,006,396

Shares of the Fund sold and redeemed
Number of shares sold	323,519	186,540
Number of shares issued in reinvestment of dividends	6,611	844

	330,130	187,384

Number of shares redeemed	(120,843)	(36,600)

Net increase in number of shares outstanding	209,287	150,784

Statement of Operations	For the year ended November 30, 2006

Investment income
Dividend income	$146,289

Gross investment income		$146,289

Expenses
Investment adviser and administration fees	102,992
Filing and registrations fees	19,844
Audit fees	13,817
Chief compliance officer expenses	6,817
Distribution fees	5,693
Insurance	5,051
Printing and postage	4,600
Custodian fees	4,241
Trustee fees	2,351
Legal fees	2,073
Other expenses	447

Total gross expenses	167,926

Less custodian fees waived	(5,190)

Net expenses		162,736

Net investment income (loss)		(16,447)

Net realized loss on investments
Proceeds from sales	1,372,108
Less cost of securities sold (based on identified cost)	1,246,697

Realized net gain		125,411

Unrealized gain on investments
End of year	4,672,899
Beginning of year	3,564,851
Increase in unrealized gain for the year		1,108,048

Net realized and unrealized gain		1,233,459

Net increase in net assets resulting from operations	$1,217,012

18	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Growth Fund
Discussion of Fund Performance (unaudited)
Fiscal Year 2006
For the fiscal year ending November 30, 2006, the Sextant Growth Fund returned 10.06%. This compares with the growth-oriented NASDAQ Composite Index’s 9.78% return and the broader S&P 500 Index’s 14.23% return. Fund assets grew 52.42%. The Fund’s annual expense ratio decreased to 1.21%, reflecting management fee performance adjustments and the spreading of fixed expenses (many of which more than doubled) over higher assets.
Factors Affecting Past Performance
The U.S. economy in 2006 grew steadily, but at a rate reduced from 2005. American companies chalked up a fifth year of solid double-digit earnings growth. Higher interest rates and commodity prices took their toll, and the extended real estate and construction markets faltered across the land.

The Sextant Growth Fund seeks long-term growth through investment in common stocks of U.S. domiciled companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings and price/book ratios. As illustrated in the pie chart on page 16, our portfolio is overweighted with computer (largest holding Apple Computer up 35%) and medical (largest holding Pharmaceutical Product Development up 9%) issues.

Income is not a consideration in portfolio selection, but we favor companies that institute or increase dividend payouts. Our low portfolio turnover meant we realized only about 10% of our market gains this year, minimizing the taxable capital gains distribution at year-end.

Looking Forward
The US economy is on solid ground, and will continue to expand unevenly in 2007 with corporate profits rising 5% to 9%. We expect the Federal Reserve to keep a floor under short-term rates for another few months to squash Inflation, then engineer lower rates to bolster asset values. The volatility, risks and returns of the stock market will continue. The poor stock market performances of 2000 through 2002 were reversed in 2003 through 2006 as stocks again provided investors with strong investment returns. We are expecting the good markets of late 2006 to continue through 2007, but more modestly as higher interest rates and competitve forces (aka nimble international businesses, such as Toyota) brake some key industries. Investors burned from property speculation may again return to the securities markets.

A long-term approach is the best opportunity to prosper: for the last ten years, the Fund provided an 11.56% annualized total return. At that rate of growth, investments almost triple in just ten years - see the chart below..

Management Fee Calculations
The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return in Morningstar's “Mid-cap Growth” category. The Fund’s 12-month return (+10.06%) was within one percent of the Morningstar™ cateogry average (+10.09%) at month-end November 30, 2006. Therefore, no performance adjustment was made to the basic 0.60% annual management fee for the month of December 2006. Note that increased assets helped lower the expense ratio from 1.24% to 1.21% for this fiscal year.

Sextant Growth Fund vs. S&P 500 Total Return Index (unaudited)

Comparison To Index

The line graph compares Sextant Growth Fund's performance to that of a broad-based stock market index, the Standard & Poor's 500 Total Return Index. Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund on November 30, 1996 (ten years ago), compared to a similar amount invested in Standard & Poor's 500 Index. The graph shows that the investment in the Fund would have risen to $29,857 versus $21,698 in the Index.

November 30, 2006 Annual Report	19

Sextant International Fund
Investments

Issue	Quantity	Tax Cost	Market Value	Country	Percentage
Common Stocks (87.9%)

Aircraft
Embraer Aircraft ADR	3,400	$105,058	$141,576	Brazil	1.5%

Automotive
Nissan Motor ADR	5,500	106,770	133,595	Japan	1.4%

Banking
Australia & New Zealand Banking ADS	1,000	84,500	112,610	Australia	1.2%
AXA ADS	4,200	98,136	159,684	France	1.7%
Banco Bilbao Vizcaya ADS	7,500	105,518	181,125	Spain	2.0%
ING Groep ADS	4,000	118,530	171,160	Netherlands	1.8%
Mitsubishi Financial Group ADR	10,000	131,800	127,400	Japan	1.4%
Nomura Holdings ADR	10,000	187,836	174,600	Japan	1.9%
Toronto-Dominion Bank	2,400	70,709	140,664	Canada	1.5%

	Subtotal	797,029	1,067,243		11.5%

Bulding Materials
CRH plc ADR	4,000	81,159	153,600	Ireland	1.7%
Hanson plc ADR	2,100	88,247	151,536	United Kingdom	1.6%
James Hardie Industries NV ADS	3,000	83,041	99,750	Netherlands	1.1%

	Subtotal	252,447	404,886		4.4%

Business Services
51job ADR*	8,000	117,920	140,000	Cayman Islands	1.5%

Chemicals
Arkema ADS*	65	1,857	3,192	France	**0.0%
BASF AG ADS	1,700	120,102	157,437	Germany	1.7%

	Subtotal	121,959	160,629		1.7%

Computers
Business Objects ADS*	7,000	60,510	271,740	France	2.9%
Dassault Systems ADR	3,000	146,427	164,400	France	1.8%
Satyam	6,000	108,750	140,100	India	1.5%

	Subtotal	315,687	576,240		6.2%

Consumer Products
Coca-Cola Femsa ADS	4,300	82,844	153,037	Mexico	1.7%
Cadbury Schweppes ADR	2,500	102,335	103,775	United Kingdom	1.1%

	Subtotal	185,179	256,812		2.8%

Electronics
Sony	3,000	116,940	118,230	Japan	1.3%
Epcos AG ADS*	2,500	57,307	45,325	Germany	0.5%
Infineon Technologies AG*	5,000	45,900	64,650	Germany	0.7%

	Subtotal	220,147	228,205		2.5%

Continued on next page.
20	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant International Fund
Investments

Issue	Quantity	Tax Cost	Market Value	Country	Percentage
Common Stocks (87.9%)

Hotels & Motels
Orient-Express Hotels Cl A	3,500	$110,528	$149,240	Bermuda	1.6%

Machinery - Electrical
Nidec	5,000	89,122	97,000	Japan	1.1%

Medical - Drugs
American Oriental Bioengineering*	15,000	72,300	156,750	China	1.7%
GlaxoSmithKline plc ADR	3,000	145,938	159,390	United Kingdom	1.7%
Novartis AG ADR	1,600	77,283	93,456	Switzerland	1.0%
Serono SA ADR	5,000	88,661	113,000	Switzerland	1.2%
Shire	2,000	92,860	121,200	United Kingdom	1.3%

	Subtotal	477,042	643,796		6.9%

Metals & Mining
Anglo-American plc ADR	7,500	138,371	175,425	United Kingdom	1.9%
Potash Corp. of Saskatchewan	1,000	34,234	140,740	Canada	1.5%
Rio Tinto plc ADS	750	74,825	160,942	United Kingdom	1.7%
Tenaris SA ADR	2,500	95,290	117,525	Luxembourg	1.3%

	Subtotal	342,720	594,632		6.4%

Oil & Gas Production
EnCana	3,000	84,990	156,630	Canada	1.7%
Norsk Hydro ADS	6,000	122,808	149,460	Norway	1.6%
Petro-Canada	2,000	95,990	90,400	Canada	1.0%
Repsol-YPF ADR	3,500	87,962	126,175	Spain	1.4%
Total Fina Elf ADR	2,600	121,935	185,796	France	2.0%

	Subtotal	513,685	708,461		7.7%

Paper Products
Metso ADS	2,100	22,802	97,272	Finland	1.1%
UPM-Kymmene Oyj	3,500	64,384	87,675	Finland	1.0%
Votorantim Celulose ADS	8,000	102,000	159,200	Brazil	1.7%

	Subtotal	189,186	344,147		3.8%

Photographic Equipment
Canon ADR	3,300	95,606	173,679	Japan	1.9%

Publishing - Books
Pearson plc ADS	7,000	84,430	103,460	United Kingdom	1.1%

Telecommunications
American Movil ADS	6,000	29,725	266,820	Mexico	2.9%
Audiocodes*	8,000	103,899	76,880	Israel	0.8%
BCE	5,490	135,460	134,999	Canada	1.5%
China Mobil Ltd.	5,500	119,327	232,100	China	2.5%

Continued on next page.
(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	21

Sextant International Fund
Investments

Issue	Quantity	Tax Cost	Market Value	Country	Percentage
Common Stocks (87.9%)

Telecommunications (continued)
PT Indosat ADR	2,500	$64,692	$77,900	Indonesia	0.8%
SK Telecom ADS	5,000	100,161	129,650	South Korea	1.4%
Telcom Corp. New Zealand ADS	2,500	76,174	62,050	New Zealand	0.7%
Telefonica ADS	2,200	85,949	134,134	Spain	1.4%
Telefonos de Mexico ADS	5,000	107,470	130,500	Mexico	1.4%
Telus	2,000	63,219	96,080	Canada	1.0%

	Subtotal	886,346	1,341,113		14.4%

Transportation
Canadian Pacific	3,200	109,246	178,304	Canada	1.9%
Linhas Aereas Inel ADR	6,000	178,560	170,760	Brazil	1.8%
LAN Airlines ADS	3,500	24,636	171,675	Chile	1.9%

	Subtotal	312,442	520,739		5.6%

Utilities - Electric
Enel ADR	1,300	58,877	66,313	Italy	0.7%
Enersis ADR	9,000	97,125	136,890	Chile	1.5%
Korea Electric Power ADS	7,000	120,661	150,430	South Korea	1.6%

	Subtotal	276,663	353,633		3.8%

Utilities - Gas
Transport de Gas del Sur ADR*	1,500	18,807	8,775	Argentina	0.1%

Total Investments		$5,618,773	$8,148,761		87.9%

Other Assets (net of liabilities)			1,117,736		12.1%

Total Net Assets			$9,266,497		100.0%

*Non-income producing	**Amount is less than 0.1%		ADS = American Depositary Share	ADR = American Depositary Receipt
Industry Allocation

Top Ten Holdings

% of Fund Assets
Busniess Objects ADS	2.9%

America Movil ADS	2.9%

China Mobil Ltd.	2.5%

Total Fina Elf ADR	2.0%

Banco Bilbao Vizcaya ADS	2.0%

Canadian Pacific	1.9%

Anglo-American plc ADS	1.9%

Nomura Holdings ADR	1.9%

Canon ADR	1.9%

LAN Airlines	1.9%

22	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant International Fund
Financial Highlights	Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year	2006	2005	2004	2003	2002

Net asset value at beginning of year	$11.22	$9.40	$8.05	$6.07	$7.24
Income from investment operations
Net investment income	0.11	0.05	0.03	0.05	0.02
Net gains or losses on securities (both realized and unrealized)	2.34	1.83	1.35	1.97	(1.16)

Total from investment operations	2.45	1.88	1.38	2.02	(1.14)

Less distributions
Dividends (from net investment income)	(0.11)	(0.06)	(0.03)	(0.04)	(0.03)

Total distributions	(0.11)	(0.06)	(0.03)	(0.04)	(0.03)

Paid-in capital from early redemption penalties 1	*0.00	*0.00	-	-	-

Net asset value at end of year	$13.56	$11.22	$9.40	$8.05	$6.07

Total Return	21.85%	19.95%	17.11%	33.23%	(15.80)%

Ratios / Supplemental Data
Net assets ($000), at end of year	$9,266	$3,671	$2,053	$1,650	$1,150
Ratio of expenses to average net assets
Before fee waivers and custody fee credits	1.09%	1.36%	1.22%	1.29%	1.36%
After fee waivers and custody fee credits	1.02%	1.25%	1.10%	1.10%	1.17%
Ratio of net investment income after fee waivers and custody credits to average net assets	0.94%	0.52%	0.31%	0.75%	0.20%

Portfolio turnover rate	9%	5%	7%	4%	4%

1 Redemption penalty adopted March 29, 2005	*Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2006

Assets
Investments (Cost $5,618,773)	$8,148,761
Cash	1,205,628
Dividends receivable	11,966
Receivable for Fund shares sold	1,047

Total Assets		$9,367,402

Liabilities
Payable for Fund shares redeemed	86,333
Accrued expenses	9,037
Due to affiliates	4,543
Distribution payable	992

Total liabilities		100,905

Net Assets		$9,266,497

Fund shares outstanding		683,378

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$6,767,423
Undistributed net investment income	139
Accumulated net realizzed loss	(31,053)
Unrealized net appreciation on investments	2,529,988

Net Assets applicable to Fund shares outstanding		$9,266,497

Net Asset Value, Offering and Redemption price per share		$13.56

(The accompanying notes are an integral part of these financial statements.)	November 30, 2006 Annual Report	23

Sextant International Fund

Statement of Changes in Net Assets	Year ended Nov. 30, 2006	Year ended Nov. 30, 2005

Increase in Net Assets
From operations
Net investment income	$76,757	$14,949
Net realized gain on investments	122,914	21,377
Net increase in unrealized appreciation	1,341,965	495,498

Net increase in net assets from operations	1,541,636	531,824

Dividends to shareowners from

Net investment income	(76,618)	(17,930)

From Fund share transactions
Proceeds from sales of shares	4,867,747	1,203,188
Value of shares issued in reinvestment of dividends	75,626	17,356

	4,943,373	1,220,544

Early redemption penalties retained	80	45
Cost of shares redeemed	(813,073)	(115,946)

Net increase in net assets	4,130,380	1,104,643

Total increase in net assets	$5,595,398	$1,618,537

Net Assets
Beginning of year	3,671,099	2,052,562
End of year	$9,266,497	$3,671,099

Undistributed net investment income	139	-

Shares of the Fund sold and redeemed
Number of shares sold	415,042	118,463
Number of shares issued in reinvestment of dividends	5,577	1,547

	420,619	120,010

Number of shares redeemed	(64,517)	(10,994)

Net increase in number of shares outstanding	356,102	109,016

Statement of Operations	For the year ended November 30, 2006

Investment income
Dividend income (net of foreign tax of $20,229)	$160,467

Gross investment income		$160,467

Expenses
Investment adviser and administration fees	38,436
Filing and registrations fees	19,568
Audit fees	9,434
Custodian fees	5,258
Chief compliance officer expenses	3,749
Distribution fees	3,742
Printing and postage	2,930
Insurance	2,830
Trustee fees	1,602
Legal fees	1,482
Other expenses	301

Total gross expenses	89,332

Less custodian fees waived	(5,622)

Net expenses		83,710

Net investment income		76,757

Net realized loss on investments
Proceeds from sales	620,135
Less cost of securities sold (based on identified cost)	497,221

Realized net gain		122,914

Unrealized gain on investments
End of year	2,529,988
Beginning of year	1,188,023
Increase in unrealized gain for the year		1,341,965

Net realized and unrealized gain		1,464,879

Net increase in net assets resulting from operations	$1,541,636

24	November 30, 2006 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant International Fund
Discussion of Fund Performance (unaudited)
Fiscal Year 2006
For the fiscal year ended November 30, 2006, the Sextant International Fund returned 21.85%. Our benchmark AMEX International Index did better, gaining 25.02%. Fund assets grew 152.42%. The Fund’s annual expense ratio dropped to 1.02%, reflecting management fee performance adjustments and the spreading of fixed expenses over higher assets. The Fund paid a year-end income dividend of 11.2¢ per share, up from 5.5¢ per share the year before.

Countries
United Kingdom	12.0%

Canada	11.5%

France	9.6%

Japan	8.0%

Mexico	6.8%

Brazil	5.8%

Spain	5.4%

China	4.8%

Chile	3.8%

Germany	3.3%

Netherlands	3.3%

Switzerland	2.5%

Finland	2.3%

Japan	2.1%

Miscellaneous <2%	18.8%

Factors Affecting Past Performance
The U.S. dollar fell sharply during 2006, boosting the returns that the Sextant International Fund’s foreign investments provided domestic investors. The Fund is diversified across industries and countries, as shown in the adjacent table, but generally holds larger companies as it restricts investments to stocks that trade and settle in the U.S. (such as American Depositary Receipts).

Our portfolio is most heavily invested in the UK and Canada, which have economies that benefit from higher energy prices and solid currencies and governments. After several years of strong growth, commodity prices are now falling worldwide, impacting our cyclical and resource-based issues. We held more cash during the year than normal, as new shareowners increased and caution guarded our investing. The tables on page 22 show the industry allocation and our largest holdings. Telecommunications (largest holdings America Movil up 59% and China Mobil up 77%) and banking (largest holding Banco Bilbao Vizcaya up 42%) did well. Banks did reasonably, considering higher interest rates. Oil and gas producers appreciated, in response to the rise in energy prices.

Looking Forward
The world economy is strong, especially in Asia. Sextant International Fund is broadly diversified in growing companies headquartered outside the United States. The U.S. dollar should recover somewhat in 2007, hurting our portfolio. Commodity prices are unlikely to slide substantially. We continue our focus on larger companies, which tend to be more stable over time. The growth in foreign consumption is likely to keep the US from a significant recession. Interest rates will hold steady, helping our banking and insurance company investments. Technology and health company investments should be profitable. Europe, which is seeing job growth as the economic competitiveness of Germany and France improves, will aggressively seek closer economic integration with the US.
Management Fee Calculations
The Sextant International Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar™ “Foreign Large Blend” category. At November 30, 2006, the one-year return for this average was 27.17%. Because the Fund’s 12-month return underperformed this average by more than 4% at November 30, 2006, the maximum performance penalty of 0.30% was subtracted from the basic 0.60% annual management fee for the month of December 2006. Increased assets and underperformance penalties lowered the fiscal year’s expense ratio from 1.25% the prior year to 1.02%.

Sextant International Fund vs. AMEX International Index (unaudited)

Comparison To Index
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in the AMEX International Index. This capitalization-weighted index averages 50 American Depositary Receipts (ADRs) of large worldwide companies, and reflects the types of securities in which Sextant International Fund invests. The graph shows that a $10,000 investment made on November 30, 1996 would have risen to $25,867 in the Fund and $16,263 in the Index.

November 30, 2006 Annual Report	25

Expenses (unaudited)
As a Sextant shareowner, you incur ongoing costs, including management fees and other fund expenses. With the Sextant Funds, unlike with many other mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends or other distributions. Nor do you incur redemption fees, exchange fees or fees related to Individual Retirement Accounts. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
Example
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (Thursday, June 1, 2006 to Thursday, November 30, 2006).
Actual Expenses
The first line for each Fund provides information about actual account values and expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery; 2% penalty for redemptions within 30 days of purchase.
Hypothetical Example For Comparison Purposes
The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the year. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs), and charges for extra services such as check writing and bank wires.
Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees, or possible early redemption penalties. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2006)	Ending Account Value (November 30, 2006)	Expenses Paid During Period*	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,035.00	$2.04	0.40%

Hypothetical (5% return before expenses)	$1,000	$1,023.06	$2.03	0.40%

Bond Income Fund
Actual	$1,000	$1,055.40	$4.64	0.90%

Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Growth Fund
Actual	$1,000	$1,087.90	$7.33	1.40%

Hypothetical (5% return before expenses)	$1,000	$1,018.05	$7.08	1.40%

International Fund
Actual	$1,000	$1,124.30	$5.96	1.12%

Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.67	1.12%

*Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2006 through November 30, 2006), multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).
26	November 30, 2006 Annual Report

Notes To Financial Statements
NOTE 1 - Organization
Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.
The investment goals of the Growth and International Funds are long-term capital growth. The investment goals of the Bond Income and Short-Term Bond Funds are current income, with Short-Term Bond having the additional goal of capital preservation.
NOTE 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.
Security Valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are adjusted to fair value as determined in good faith under the supervision of the trustees.
Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under fair value policies established by the trustees. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal income taxes:
The Funds' policies are to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all their taxable income to their shareowners. Therefore, no provisions for Federal income taxes are required.
Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The Sextant Short Term Bond Fund decreased accumulated net loss on investments by $767 and decreased paid in capital by $767. The Sextant Growth Fund decreased accumulated net investment loss by $16,447 and decreased paid in capital by $16,447. These reclassifications have no effect on net assets or net asset value per share.
Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of each month. For the Sextant Growth Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.
Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Other:
The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date.
Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Cash dividends from equity securities are recorded as income on the ex-dividend date.
Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.
The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund) when redeemed.
New Accounting Pronouncements:
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.
In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.
NOTE 3 - Transactions with Affiliated Persons
Under a contract approved by shareowners on September 28, 1995, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business. Each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly.
The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.
Performance Adjustment for Sextant Short-Term Bond Fund and Sextant Bond Income Fund:
  For each month in which either of these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.
Performance adjustment for Sextant Growth Fund and Sextant International Fund:
  For each month in which either of these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual
November 30, 2006 Annual Report	27

Notes To Financial Statements
  rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of ..20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.
The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.75%, and Sextant Bond Income Fund to 0.90%, through March 31, 2008. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of either Fund be less than $2 million. For the year ended November 30, 2006, Sextant Short-Term Bond Fund incurred advisory and administration expenses of $15,432. Sextant Bond Income Fund and Sextant Growth Fund incurred advisory and administration expenses of $17,683 and $102,992, respectively. Sextant International Fund incurred advisory and administration expenses of $38,436. In accordance with the expense waiver noted above, for the year ended November 30, 2006, Saturna Capital waived $19,082 and $9,794 of the Sextant Short-Term Bond Fund and Sextant Bond Income Fund advisory fees, respectively. The adviser cannot recoup previously waived fees.
In accordance with the Funds' custodian agreements with National City Bank Indiana, for the year ended November 30, 2006, custodian fees for Short-Term Bond, Bond Income, Growth, and International were $1,531; $1,128; $4,241; and $5,258; respectively. The custodian waived $1,531; $1,128; $4,241; and $5,258; for Short-Term Bond, Bond Income, Growth, and International Funds, respectively, of its fees based on earnings credits for the current year. In addition, custody fees of $504, $511, $949 and $364 for the Short-Term Bond, Bond Income, Growth, and International Funds, respectively, were reimbursed based on credits for expenses incurred in 2003 and 2004.
One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. On November 30, 2006, the trustees, officers and their related accounts as a group owned 29.3%, 32.7%, 31.3% and 47.3% of the outstanding shares of Short-Term Bond, Bond Income, Growth and International, respectively.
The four unaffiliated trustees receive $300 per Board or committee meeting attended, plus travel expenses, allocated pro-rata to the five Funds of Saturna Investment Trust. The Trust incurred expenses for the independent trustees of $6,891 to attend meetings during the fiscal year. Regulations require the Trust to designate a Chief Compliance Officer: Mr. James Winship was retained by the Trust and paid $17,871 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.
Saturna Brokerage Services, Inc. (a discount brokerage subsidiary of Saturna Capital Corporation) is a registered as a broker-dealer and acts as distributor. A Rule 12b-1 distribution plan took effect on October 3, 2006, and during the period ended November 30, 2006, the Trust paid the Distributor $11,884.
The adviser has undertaken to waive all brokerage commissions charged by its affiliate in calendar 2007.
NOTE 4 - Federal Income Taxes
At November 30, 2006, Short-Term Bond had capital loss carryforwards of $50,617, of which $4,467 expires in 2007, $9,191 expires in 2008, $15,098 expires in 2009, $4,422 expires in 2012, $6,540 expires in 2013 and $10,899 expires in 2014; Bond Income had capital loss carryforwards of $36,499, of which $5,730 expires in 2007, $2,141 expires in 2009, $14,253 expires in 2010 and $14,375 expires in 2014; and International had capital loss carryforwards of $31,053, of which $382 expires in 2010 and $30,671 expires in 2011, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.
NOTE 5 - Investments
During the year ended November 30, 2006, Short-Term Bond purchased $1,309,970 of securities and sold $1,001,313 of securities. Comparable figures for Bond Income are $1,401,560 w/o interest and $1,387,454 w/o interest purchased and $1,067,670 sold; for Growth $5,370,128 and $1,372,108; and for International, $4,238,498 and $620,135.
NOTE 6 - Distribution to shareholders
The tax character of distributions paid during the year ended November 30, 2006 and 2005 were as follows:

	2006	2005
Short-Term Bond Fund
Ordinary income	$85,431	$83,151

Bond Income Fund
Ordinary income	$142,386	$126,361

Growth Fund
Ordinary income	-	$2,289
Capital gains 1	$125,371	$12,474

Short-Term Bond Fund
Ordinary income	$76,618	$17,930

1 Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended Nov. 30, 2006.
As of November 30, 2006, components of distributable earnings on a tax basis were as follows:

	Short-Term Bond	Bond Income
Cost of investments	$2,848,892	$3,180,425
Gross tax unrealized appreciation	10,985	106,740
Groos tax unrealized depreciation	(20,739)	(10,724)

Net tax unrealized appreciation (depreciation)	(9,754)	96,016
Undistributed ordinary income	1,660	-
Undistributed long-term capital gain (loss)	(50,617)	(36,499)
Total distributable earnings	(48,957)	(36,499)
Total accumulates earnings (losses)	$(58,711)	$59,517

	Growth	International
Cost of investments	$8,556,945	$5,618,773
Gross tax unrealized appreciation	4,966,590	2,670,194
Groos tax unrealized depreciation	(293,691)	(140,206)

Net tax unrealized appreciation (depreciation)	4,672,899	2,529,988
Undistributed ordinary income	-	139
Undistributed long-term capital gain (loss)	40	(31,053)
Total distributable earnings	-	(30,914)
Total accumulates earnings (losses)	$4,672,939	$2,499,074

28	November 30, 2006 Annual Report

Renewal of Investment Advisory Contracts (unaudited)
On September 18, 2006, the trustees of Saturna Investment Trust approved continuation of the Sextant Funds' investment advisory and administrative services agreements with Saturna Capital Corporation. In doing so, the Board considered a number of factors and made specific determinations relevant to that approval.
In addition to information provided throughout the year, the trustees utilized a comparison of performance and fees of funds in each of the Sextant Morningstar peer categories. The trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contracts.
In their review, the trustees noted that the Funds offer a full range of high-quality investor services. The trustees reviewed improvements in Saturna's operations during the last year, substantial investments in staffing, training, compliance, office space and hardware and its increasing assets under management. An important factor in the consideration by the trustees was Saturna Capital's experience, ability and commitment to perform internally shareowner servicing, administration, accounting, marketing and distribution to maintain quality servicing at a reasonable expense. In addition, they recognized Saturna's efforts to improve compensation to attract and retain increasingly qualified, experienced, and specialized staff. The Trustees also took into consideration Saturna's continued avoidance of significant operational problems, and its efforts to comply with increased investment company rules and regulations.
The trustees found that the investment performance of the Sextant Growth Fund, both in absolute numbers and relative to funds in its Morningstar categories and Lipper categories, was outstanding. The investment performance of Sextant International, Sextant Bond Income and Sextant Short-term Bond Funds was found to be acceptable.
The trustees reviewed the fees and expenses of the Funds. They noted that the performance-based advisory fees are unusual in the industry and fair and reasonable to shareowners. In addition, the trustees found the expense ratios less than those of similar funds and to be advantageous to shareowners given the sizes of the funds, services provided and expenses incurred. They also considered the fees charged by the adviser to other kind of accounts and the different services provided to those accounts, as well as the ways in which Saturna's services and work done for other accounts it manages benefits the Funds. The trustees considered the ten-year history of the funds under their current advisory agreements. The adviser had recommended, and the shareowners recently approved, a 12b-1 distribution plan designed to increase assets.
The Trustees reviewed Saturna's profitability with respect to the Funds as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. The Trustees took note that the Sextant Funds continue to operate at a loss to the adviser. The Trustees also considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios, and that Saturna continues to voluntarily waive brokerage commissions for Fund portfolio trades, resulting in lower Fund expenses. The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Funds. The Trustees saw no need for advisory fee changes or breakpoints.

Report of Registered Independent Public Accounting Firm
To the Shareholders and Board of Trustees
Saturna Investment Trust,
We have audited the accompanying statements of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust, including the schedules of investments as of November 30, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the it's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
January 17, 2007

Tait, Weller & Baker LLP

November 30, 2006 Annual Report	29

Morningstar™ (unaudited)
†Source: Morningstar™ 11/30/06. For each fund with at least a three-year history, Morningstar™ calculates a Morningstar™ Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.
Sextant Short-Term Bond was 155th of 435 Short-term Bond funds in the last year, 197th of 357 funds in the last 3 years, 77th of 248 funds in the last 5 years and 55th of 150 funds in the last 10 years. With respect to these Short-Term Bond funds, Sextant Short-Term Bond received a Morningstar Rating of 3, 3, 3 and 3 stars for the Overall, 3-, 5- and 10- year periods ended 11/30/06, respectively.
Sextant Bond Income was 38th of 45 Long Term Bond funds in the last year, 28th of 33 funds in the last 3 years, 19th of 30 funds in the last 5 years and 8th of 14 funds in the last 10 years. With respect to these Long Term Bond funds, Sextant Bond Income received a Morningstar Rating of 2, 1, 2 and 3 stars for the Overall, 3-, 5- and 10-year periods ended 11/30/06, respectively.
Sextant Growth was 395th of 997 Mid-Cap Growth funds in the last year, 141st of 824 funds in the last 3 years, 106th of 660 funds in the last 5 years and 30th of 242 funds in the last 10 years. With respect to these Mid-Cap Growth funds, Sextant Growth received a Morningstar Rating of 4, 4, 4 and 4 stars for the Overall, 3-, 5- and 10-year periods ended 11/30/06, respectively.
Sextant International was 515th of 634 Foreign Large Blend funds in the last year, 274th of 533 Foreign Large Blend funds in the last 3 years, 101st of 434 funds in the last 5 years and 17th of 187 funds in the last 10 years. With respect to these Foreign Large Blend funds, Sextant International received a Morningstar Rating of 3, 3, 3 and 4 stars for the Overall, 3-, 5- and 10-year periods ended 11/30/06, respectively.
Results of Special Shareowner Meeting (unaudited)
On 15 August 2006, the shareowners of Saturna Investment Trust convened a special meeting. At the meeting, two proposals were considered and presented to the shareowners. All proposals were approved by the shareowners. A description of each proposal and the results of the respective votes follow:
Proposal 1: Election of Trustees. The following nominees were presented for election as Trustees. The term of office of each Trustee is for the life of Trust, or until death, resignation, removal or until not reelected by shareowners.

Nominee	For	Withhold
Gary A. Goldfogel*	3,077,769	22,368

Herbert A. Grubel	3,080,461	19,677

Nicholas Kaiser*	3,093,301	6,836

John E. Love*	3,080,126	20,011

John S. Moore*	3,079,774	20,363

*Trustees standing for re-election
Proposal 2: Adoption of 12b-1 Distribution Plan. The proposed Distribution Plan for the Sextant Funds, pursuant to Rule 12b-1, allows the Trust to pay the Distributor 0.25% of average daily net assets of each Fund for distribution expenses “primarily intended to result in the sale of [Fund] shares.”

	For	Against
Sextant Short-Term Bond Fund†	410,150	22,672

Sextant Bond Income Fund†	472,268	43,103

Sextant Growth Fund†	575,437	29,465

Sextant International Fund†	596,118	16,164

† 3,175 Sextant Short-Term Bond Fund shares, 4,700 Sextant Bond Income Fund shares, 23,956 Sextant Growth Fund shares, and 12,766 Sextant International Funds shares voted "Abstain" on Proposal 2, respectively.

Availability of Proxy Voting Information (unaudited)
  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800 728-8762 (b) on the Funds' website at http://www.saturna. com; and (c) on the SEC's website at http://www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800 728-8752; (b) on the Funds' website at http://www.saturna.com; and (c) on the SEC's website at http://www. sec.gov.
Availability of Portfolio Information (unaudited)
  The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at http:// www.sec.gov., and at www.saturna.com.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at http://www.saturna. com.
30	November 30, 2006 Annual Report

Trustees and Officers (unaudited)
Name (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Saturna Fund Comples overseen by Trustee	Other Directorships held by Trustee

Independent Trustees
Gary A. Goldfogel, MD (48) 1500 N. State Street Bellingham, WA 98225	Independent Trustee (since 1995)	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Five	None

Herbert G. Grubel (72) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee (since 2005)	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Five	None

John E. Love (74) 1002 Spokane Street Garfield, WA 99130	Chairman; Independent Trustee (since 1987)	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Five	None

John S. Moore (75) 346 Bayside Road Bellingham, WA 98225	Independent Trustee (since 1993)	Professor (now retired), College of Business and Economics, Western Washington University	Five	None

Interested Trustee
Nicholas F. Kaiser, CFA (60) 1300 N. State Street Bellingham, WA 98225	President; Trustee† (since 1989)	President, Saturna Capital Corporation; President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust

Officers Who Are Not Trustees
Phelps S. McIlvaine (53) 1300 N. State Street Bellingham, WA 98225	Vice President† (since 1994)	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A

Christopher Fankhauser (34) 1300 N. State Street Bellingham, WA 98225	Treasurer† (since 2002)	Manager of Operations, Saturna Capital Corporation	N/A	N/A

Ethel B. Bartolome (34) 1300 N. State Street Bellingham, WA 98225	Secretary† (since 2001)	Corporate Administrator, Saturna Capital Corporation	N/A	N/A

James D. Winship, (58) 54056 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer† (since 2004)	Attorney; Adjunct Professor, University of Washington and Seattle Pacific University (1999 - 2003)	N/A	N/A

Term of Office: Each trustee serves for the life of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the trustees.
The Trust's Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the trustees.
On November 30, 2006, the Trustees, officers and their related accounts as a group owned 32.7%, 29.3%, 31.3% and 47.3% of the outstanding shares of the Bond Income, Short-Term Bond, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor and the portfolio primary manager of the Sextant Growth Fund and the Sextant International Fund. Mr. McIlvaine is the primary portfolio manager of the Sextant Bond Income Fund and Sextant Short-term Bond Fund. Mr. Winship is also Chief Compliance Officer for Saturna Capital Corporation.
† Holds the same position with Amana Mutual Funds Trust.

Privacy Statement
At Saturna Capital, we understand the importance to you in maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.
We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.
Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 800 / SATURNA.
November 30, 2006 Annual Report	31

1300 North State Street Bellingham, WA 98225 www.saturna.com sextant@saturna.com (800) SATURNA
This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are a series of Saturna Investment Trust.
Saturna Brokerage Services, Distributor

Fellow Shareowners: (unaudited)
For the fiscal year ended November 30, 2006, Idaho Tax-Exempt Fund provided a total return of +4.66%, up from 1.66% the previous year. The net asset value was $5.32 per share compared to $5.27 at November 30, 2005. Fund assets increased slightly to $8.78 million. The expense ratio was an annual rate of 0.83%, down for the second year from 0.88% in 2005 and 0.93% in 2004.
In May the Federal Funds rate stabilized at 5.25%. Since then, bond investors around the world have accepted lower and lower yields for longer term, non-investment grade bonds, as well as US Treasury inflation protected securities and municipal bonds. Bond option volatility premiums and credit spreads, key indicators of the perceived risk in bonds, moved to five year lows. In general, the highest returns were generated by non-US, non-investment grade, long maturity securities. For a second year, long-term bonds outperforming short-term bonds. Long-term municipal bonds again out-performed long -term US Treasuries.
We expect the US economy to continue to expand unevenly in 2006 with corporate profits rising 5% to 10%. We expect the Federal Reserve to keep a floor under short-term rates for another six months to control US Inflation and the yield curve to remain flat. We will continue to extend the portfolio's dollar weighted average maturity as long as possible. We plan to selectively increase portfolio weighting in non-rated bonds as opportunities allow. In 2006, Idaho Tax Exempt Fund generated a positive real return. Having extended the Fund's average maturity, the Fund may realize higher total returns in 2007 should US interest rates fall later in the year.
Conservative investors choose the Idaho Fund for high quality tax-free municipal bonds and low price volatility when they reallocate assets from higher-risk common stocks to the relative safety of municipal bonds. Should bond and equity market volatility reemerge in 2007, the relative stability of high-quality Idaho municipal bonds will become even more attractive. We generally recommend a balanced securities portfolio, diversified with common stocks and bonds like those held by the Idaho Tax Exempt Fund. Idaho has many new residents (i.e., taxpayers) who can benefit from the State and Federal tax-exempt exemption on the Idaho Tax Exempt bonds. This boosts demand for Idaho municipal bonds.
The Idaho economy, population and State employment continue to grow above the national average. It is estimated that Idaho's population grew at a compound annual rate in excess of 2.0% a year since 2000 - more than twice the national average. Three of the five fastest growing counties are in the Boise area. State General Fund revenue continues to grow above expectations. Idaho issuer credit worthiness remains healthy and improving. The government's fiscal discipline and pro-business policies still give the State a sharp competitive edge.
We invite you to review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes, a high-quality diversified bond portfolio and daily supervision by professional managers. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.
Nicholas Kaiser, President	Phelps McIlvaine, Vice President, Portfolio Manager

Additional Performance Information:
Average Annual Returns (as of 12/31/2006)
1 Year	3 Years	5 Years	10 Years

3.87%	2.64%	4.16%	4.48%

Performance data quoted in this report represents past performance and is no guarantee of future performance. The investment return and principal value of investments in the Fund fluctuate daily and an investor's shares, when redeemed, may be worth more or less than the original cost and you may lose money. Performance data current to the most recent month-end is available online at www.saturna.com or by calling toll free (800) SATURNA.
Please consider an investment's objectives, risks, charges and expenses carefully before investing. To obtain the Fund's prospectus that contains this and other important information please visit www.saturna.com or call toll free (800) SATURNA. Please read the prospectus carefully before investing.

2	Idaho Tax-Exempt Fund Annual Report November 30, 2006

Investments

Rating*	Issue	Coupon/Maturity	Face Amount	Market Value	Percentage

Building
AAA	Idaho State Building Authority	4.50% due 9/1/2023	$110,000	$113,520	1.3%

Electric Power
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	145,000	146,409	1.7%

Financial Services
AAA	Boise City General Fund Revenue	5.20% due 12/1/2017	160,000	171,816	2.0%
AAA	Boise City General Fund Revenue	5.25% due 12/1/2018	100,000	107,201	1.2%

		Subtotal	260,000	279,017	3.2%

General Obligation
AA-	Ada & Canyon JSD #2 Meridian	5.50% due 7/30/2015	50,000	56,143	0.6%
AAA	Ada & Canyon JSD #2 Meridian	5.00% due 8/15/2020	165,000	177,863	2.0%
AAA	Ada & Canyon JSD #2 Meridian	5.00% due 8/15/2021	155,000	166,651	1.9%
AAA	Bingham County SCD #55 Blackfoot	4.65% due 8/1/2017	285,000	300,088	3.4%
A	Boise County SD #73 Horseshoe Bend	5.15% due 7/31/2010	125,000	127,310	1.4%
AAA	Boundary County SCD #101	5.10% due 8/1/2022	130,000	139,831	1.6%
AAA	Caldwell, Idaho	5.30% due 5/15/2014	150,000	157,719	1.8%
AAA	Canyon County SCD #139 Vallivue	4.05% due 8/15/2016	80,000	82,702	0.9%
AAA	Canyon County SD #139 Vallivue	4.35% due 9/15/2025	350,000	350,406	4.0%
AAA	Canyon County SCD #131 Nampa	4.75% due 8/15/2019	325,000	340,847	3.9%
AAA	Canyon County SD #134 Middleton	4.65% due 7/31/2016	170,000	179,953	2.0%
A	Canyon County SD #135	6.00% due 8/1/2007	50,000	50,020	0.6%
AAA	Idaho Housing & Finance Association	4.80% due 6/1/2017	100,000	106,118	1.2%
AAA	Jerome Lincoln Gooding Cos. JSD #261	3.75% due 9/15/2018	125,000	122,760	1.4%
AAA	Jerome Lincoln Gooding Cos. JSD #261	5.00% due 9/15/2022	250,000	270,377	3.1%
AAA	Kootenai-Shonshone Area Library	4.25% due 8/1/2021	220,000	223,995	2.5%
AAA	Lakeland ID JSD #272	4.00% due 8/15/2015	100,000	101,420	1.1%
AAA	Lehmi County	4.20% due 8/1/2015	100,000	102,490	1.2%
AAA	Meridian Free Library District	5.00% due 8/1/2015	200,000	199,402	2.3%
AAA	Minidoka & Jerome JSD #331	4.50% due 8/15/2018	75,000	78,126	0.9%
AAA	Minidoka & Jerome JSD #331	4.50% due 8/15/2020	75,000	77,288	0.9%
AAA	Minidoka & Jerome JSD #331	4.50% due 8/15/2025	160,000	162,878	1.9%
AAA	Nampa Idaho Series B	5.00% due 8/1/2020	200,000	215,848	2.4%
AAA	Oneida County SCD #351 Malad City	4.00% due 8/15/2015	150,000	153,651	1.8%
AAA	Owyhee & Canyon Cos. JSD #370	4.55% due 8/15/2016	160,000	173,426	2.0%
AAA	Payette Co. ID SCD #373	5.00% due 9/15/2024	100,000	107,278	1.2%
AAA	Valley & Adams Co. JSD #421	4.50% due 8/1/2024	290,000	295,922	3.4%
AAA	Washington & Adams Co. JSDC #432	4.00% due 8/15/2019	100,000	101,243	1.2%

		Subtotal	4,440,000	4,621,755	52.6%

Housing
AA+	Idaho Housing Agency Refunding Series A	6.15% due 7/1/2024	10,000	9,926	0.1%
AAA	Idaho Housing Agency Single Family Mortgage Mezz-E-1	6.60% due 7/1/2011	10,000	9,940	0.1%

		Subtotal	20,000	19,866	0.2%

(Continued on next page.)

(The accompanying notes are an integral part of these financial statements.)

Idaho Tax-Exempt Fund Annual Report November 30, 2006	3

Investments

Rating*	Issue	Coupon/Maturity	Face Amount	Market Value	Percentage

Medical/Hospitals
AAA	Idaho Health Facility Auth. Ref. Holy Cross Sys. Corp. Rev.	5.25% due 12/1/2014	$110,000	$112,654	1.3%
AAA	Idaho Health Facility Auth. Corp. Holy Cross Rev. Refunding	5.00% due 12/1/2022	115,000	118,335	1.4%
AAA	Madison CO Hospital COP	5.00% due 12/1/2018	105,000	107,717	1.2%

		Subtotal	330,000	338,706	3.9%

Pollution Control
AAA	Idaho Bond Bank Authority	4.30% due 9/1/2022	135,000	136,662	1.6%

Real Estate
AAA	Idaho State Building Association	5.05% due 9/1/2018	95,000	96,683	1.1%
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	102,166	1.2%
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	201,638	2.3%
A	Post Falls LID	5.00% due 5/1/2021	300,000	300,420	3.4%

		Subtotal	695,000	700,907	8.0%

Roads
A	Post Falls ID	7.95% due 4/15/2007	20,000	19,884	0.2%

State Education
AAA	Boise State University Rev.	5.00% due 4/1/2019	295,000	319,706	3.6%
AAA	Idaho State Building Authority	4.00% due 9/1/2016	105,000	107,050	1.2%
AAA	Idaho State University Ref. & Impt.	4.90% due 4/1/2017	150,000	153,210	1.7%
AAA	Idaho State University Rev.	4.625% due 4/1/2024	220,000	228,712	2.6%
AAA	University of Idaho Student Fee Rev.	5.00% due 4/1/2019	200,000	216,750	2.5%
AAA	University of Idaho Student Fee Rev.	5.00% due 4/1/2020	160,000	173,035	2.0%

		Subtotal	1,130,000	1,198,463	13.6%

Sewer
A	Troy ID Sewer System	7.90% due 2/1/2007	15,000	14,901	0.2%
A	Troy ID Sewer System	8.00% due 2/1/2008	15,000	14,902	0.2%
A	Troy ID Sewer System	8.00% due 2/1/2009	20,000	19,872	0.2%
A	Troy ID Sewer System	8.00% due 2/1/2010	20,000	19,879	0.2%

		Subtotal	70,000	69,554	0.8%

Urban Renewal
AAA	Boise City Urban Renewal Agency Pk. Rev. & RA	5.00% due 9/1/2012	65,000	66,702	0.8%
AAA	Boise City Urban Renewal Lease Revenue	5.00% due 8/15/2020	190,000	205,700	2.3%
AAA	Boise City Urban Renewal Agency Lease Revenue	5.00% due 8/15/2021	110,000	118,846	1.3%

		Subtotal	365,000	391,248	4.5%

Water Supply
AAA	Blackfoot COP Series 2000	5.80% due 9/1/2018	135,000	145,378	1.7%
AAA	Idaho Bond Bank Authority	5.00% due 9/15/2026	250,000	269,280	3.0%
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	60,974	0.7%

		Subtotal	445,000	475,632	5.4%

	Total Investments	(Total Cost = $8,374,471)	$8,165,000	$8,511,623	96.9%

	Other Assets (net of liabilities)			271,150	3.1%

	Total Net Assets			$8,782,773	100.0%

*These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's Ratings.
(The accompanying notes are an integral part of these financial statements.)

4	Idaho Tax-Exempt Fund Annual Report November 30, 2006

Financial Highlights	Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year	2006	2005	2004	2003	2002

Net asset value at beginning of year	$5.27	$5.39	$5.46	$5.37	$5.28
Income from investment operations
Net investment income	0.18	0.19	0.19	0.21	0.22
Net gains (losses) on securities (both realized and unrealized)	0.06	(0.10)	(0.07)	0.09	0.09

Total from investment operations	0.24	0.09	0.12	0.30	0.31

Less distributions
Dividends (from net investment income)	(0.18)	(0.19)	(0.19)	(0.21)	(0.22)
Distributions (from capital gains)	(0.01)	(0.02)	-	-	-

Total distributions	(0.19)	(0.21)	(0.19)	(0.21)	(0.22)

Paid-in capital from early redemption penalties 1	*0.00	*0.00	-	-	-

Net asset value at end of year	$5.32	$5.27	$5.39	$5.46	$5.37

Total Return	4.66%	1.66%	2.29%	5.40%	5.98%

Ratios / Supplemental Data
Net assets ($000), at end of year	$8,783	$8,531	$8,472	$7,692	$6,943
Ratio of expenses to average net assets
Before fee waivers and custody fee credits	0.87%	0.91%	0.95%	0.88%	0.88%
After fee waivers and custody fee credits	0.83%	0.88%	0.93%	0.85%	0.80%
Ratio of net investment income after fee waivers and custody credits to average net assets	3.40%	3.58%	3.56%	3.78%	4.14%

Portfolio turnover rate	24%	21%	15%	6%	11%

1 Redemption penalty adopted March 29, 2005	*Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2006

Assets
Bond investments (Cost $8,374,471)	$8,511,623
Cash	165,407
Interest receivable	122,620
Receivable for Fund shares sold	7,376
Insurance reserve premium	801

Total Assets		$8,807,827

Liabilities
Distributions payable	10,024
Accrued expenses	9,057
Due to affiliates	4,318
Payable for Fund shares redeemed	1,655

Total Liabilities		25,054

Net Assets		$8,782,773

Fund shares outstanding		1,652,009

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	$8,645,621
Unrealized net appreciation on investments	137,152

Net Assets applicable to Fund shares outstanding		$8,782,773

Net Asset Value, Offering and Redemption price per share		$5.32

(The accompanying notes are an integral part of these financial statements.)

Idaho Tax-Exempt Fund Annual Report November 30, 2006	5

Statement of Changes in Net Assets	Year ended Nov. 30, 2006	Year ended Nov. 30, 2005

Increase in Net Assets
From operations
Net investment income	$291,745	$302,302
Net realized gain on investments	19,527	60,461
Net increase (decrease) in unrealized appreciation	67,593	(224,149)

Net increase in net assets	378,865	138,614

Dividends to shareowners from

Net investment income	(291,745)	(302,222)
Capital gains distributions	(19,527)	(25,992)

	(311,272)	(328,214)
From Fund share transactions
Proceeds from sales of shares	1,123,133	1,076,370
Value of shares issued in reinvestment of dividends	241,424	264,076

	1,364,557	1,340,446

Early redemption penalties retained	2	28
Cost of shares redeemed	(1,180,827)	(1,091,850)

Net increase in net assets	183,732	248,624

Total increase in net assets	$251,325	$59,024

Net Assets
Beginning of year	8,531,448	8,472,424
End of year	$8,782,773	$8,531,448

Undistributed net investment income	-	80

Shares of the Fund sold and redeemed
Number of shares sold	225,928	218,971
Number of shares issued in reinvestment of dividends	45,798	49,415

	271,726	268,386

Number of shares redeemed	(237,777)	(221,568)

Net increase in number of shares outstanding	33,949	46,818

Statement of Operations	For the year ended November 30, 2006

Investment income
Interest income	$392,674
Amortization of bond premium	(30,002)

Gross investment income		$362,672

Expenses
Investment adviser and administration fees	42,846
Audit fees	9,419
Chief compliance officer expenses	4,563
Shareholder service fees	3,744
Insurance	3,531
Filing and registrations fees	3,141
Printing and postage	2,381
Custodian fees	2,113
Trustee fees	1,639
Legal fees	940
Other fees	349

Total gross expenses	74,666

Less custodian fees waived	(3,739)

Net expenses		70,927

Net investment income		291,745

Net realized loss on investments
Proceeds from sales	2,014,069
Less cost of securities sold (based on identified cost)	1,994,542

Realized net gain		19,527

Unrealized gain on investments
End of year	137,152
Beginning of year	69,559
Increase in unrealized gain for the year		67,593

Net realized and unrealized gain		87,120

Net increase in net assets resulting from operations	$378,865

(The accompanying notes are an integral part of these financial statements.)

6	Idaho Tax-Exempt Fund Annual Report November 30, 2006

Discussion of Fund Performance (unaudited)
Fiscal Year 2006
For the year ending November 30, 2006, Idaho Tax Exempt Fund returned shareowners 4.66%. For the last five years, the Fund has provided a 4.02% annualized total return. At November 30, 2006 the thirty-day SEC yield was 3.69%. Consistent with the Fund's conservative investment philosophy, the Fund's net asset value moved within a 2.50% range ($5.19 to $5.32) from low to high.

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	87.4%	35.0%	85.0%

AA	0.8%	0.6%	0.8%

A	8.7%	0.0%	0.0%

BBB	0.0%	0.0%	0.0%

Unrated	0.0%	61.3%	11.1%

Cash	3.1%	3.1%	3.1%

Factors Affecting Past Performance
Over the last twelve months, many non-traditional municipal bond buyers were attracted to the high relative yields offered in long municipal bonds. As a result, the two-year to thirty-year AAA Municipal General Obligation bond yield curve flattened from 127 basis points to 59 basis points mimicking the flattening of taxable yield curves. The yield on ten-year AAA Municipal General Obligation bonds ended the period about 0.25% lower.
In May the Federal Funds rate stabilized at 5.25%. Since then, bond investors around the world have accepted lower and lower yields for longer term, noninvestment grade bonds. Bond option volatility premiums, a key indicator of the perceived risk in bonds, moved to five year lows. In 2006, high-grade municipal bonds generally outperformed US Treasuries.
The average maturity of the Fund is the most influential factor affecting principal values in the portfolio. For a second year, short-term securities underperformed long-term securities and the Fund's intermediate average maturity reduced the Fund's total return. As almost all long-term Idaho bonds contain a ten-year call feature it is difficult to extend the dollar weighted average maturity of the fund much beyond eight to nine years. The Fund average maturity is now 6.9 years up from 6.04 years last November. We will continue our efforts to extend portfolio average maturity.
For a second year, Idaho's State General Fund revenue grew above forecasts despite three upward revisions. According to Idaho Outlook from the State Division of Financial Management (Vol. XXVIV, No. 6, Dec. 2006), “Overall the General Fund is $34.8 million ahead of where it is expected to be (based on the Executive Revenue Forecast) as of the end of November.”
Idaho's relatively high state income taxes create a substantial appetite among residents for tax-exempt bonds. The imbalance between the demand for and the supply of new issues is an important element in the overall performance of Idaho paper in both bull and bear markets. The relative stability of municipal bond prices in periods of rising rates is one of the primary attractions of the asset class for all investors.
Looking Forward
In 2007, we expect the US economy to grow unevenly with corporate profits rising 5%-10%. We expect the Federal Reserve to keep a floor under short-term rates to quell inflation for another six months. We expect ten-year AAA Idaho municipal yields to range between 3.60% and 4.60%.
The yield advantage of quality unrated paper can be attractive, but the supply has dwindled to a trickle. We will continue to seek quality nonrated issuers for the Fund. 8.9% of the portfolio remains invested in non-rated paper up from 5.9%. Credit quality of non-rated issuers owned by the Fund remains stable.

Idaho Tax-Exempt vs. Lehman Composite Municipal Bond Index (unaudited)

Comparison To Index
Though the Fund does not try to “beat” the Lehman Brothers Composite Municipal Bond Index or any other index, the Fund's returns compare well to that of the Index for the fiscal year, as shown in the accompanying chart. The line graph below compares the Idaho Tax-Exempt Fund's performance to the performance of the Lehman Brothers Composite Municipal Bond Index, a broad-based municipal bond market index. To be comparable, the Municipal Index data includes reinvested income (as computed by Lehman Brothers Fixed Income Research).
Note that this graph compares an unmanaged, expense free index to an actively managed Fund that has transaction and other costs. The Fund also stands ready to buy and sell its own securities to shareholders on a daily basis, as well as providing a wide range of services to them. Few investors are able to invest in an exact index portfolio because of the large amount of securities required to model such an index.
Were the Fund to target the index as an objective, the Fund might take greater risk by extending the average maturity of its portfolio to take advantage of the greater price fluctuation (for better or worse) available in such a portfolio. However, maintaining the stability of capital is an objective of the portfolio, and we believe the Fund has performed well considering its investment restrictions.
The graph shows that $10,000 invested in the Idaho Tax Exempt Fund on November 30, 1996 would have grown to $15,551 on November 30. 2006. If $10,000 could have been invested in the Lehman Brothers Composite Municipal Bond Index on 11/30/96, it would have grown to $17,514.

Idaho Tax-Exempt Fund Annual Report November 30, 2006	7

Expenses (unaudited)
As an Idaho Tax-Exempt mutual fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, the Idaho tax-Exempt Fund does not impose sales charges (loads) on purchase payments, reinvested dividends or other distributions. Nor do you incur exchange fees or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.
EXAMPLE
The example is based on an investment of $1,000 invested at the beginning of the fiscal year and held for six months [Thursday, June 1, 2006 to Thursday, November 30, 2006].
ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like check writing and bank wires.
Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees 1, or exchange fees (note that the Idaho Tax-Exempt Fund does not have any such transaction costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [Thursday, June 1, 2006]	Ending Account Value [Thursday, November 30, 2006]	Expenses Paid During Period*
Actual	$1,000.00	$1,037.00	$3.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.93

* Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.78% (based on the most recent semi-annual period of June 1, 2006 through November 30, 2006, multiplied by the average account value of $1,018.50 over the period multiplied by 183/365 (to reflect the one-half year period).
1 The Idaho Tax-Exempt Fund, unlike many mutual funds, does not impose sales charges (loads) on purchases, reinvested dividends or distributions. You do not incur exchange fees, or fees related to Individual Retirement Accounts. However, to discourage speculative trading, you may incur a penalty for redemption of shares held less than 30 days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

8	Idaho Tax-Exempt Fund Annual Report November 30, 2006

Notes to Financial Statements
Note 1 — Organization
Saturna Investment Trust (the “Trust”) was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the “Fund”). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.
The investment objective of the Fund is to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund.
Security valuation:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield, call features and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under fair value policies established by the Trustees. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the State of Idaho.
Income taxes:
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareowners. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.
Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The Idaho Tax-Exempt Fund decreased accumulated net income on investments by $80 and increased paid in capital by $80. This reclassification had no effect on the net assets or net assets value per share.
Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.
Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Other:
The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date.
Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.
Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.
The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund).
New Accounting Pronouncements:
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.
In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.
Note 3 — Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the year ended November 30, 2006, the Fund incurred advisory fee expenses of $42,846.
In accordance with the Fund's agreement with its custodian, National City Bank of Indiana, for the year ended November 30, 2006, custodian fees incurred by the Fund amounted to $2,113. The custodian waived $2,113 of its fees for earnings credits for the current year. In addition, custody fees in the amount of $1,626 were reimbursed based on credits from expenses incurred in 2003 and 2004.
Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the year ended November 30, 2006, the Fund paid shareholder servicing fees of $3,744.
Trustee Nicholas Kaiser, who also serves as the president of the Trust, is a director and president of the Adviser. On November 30, 2006, the trustees, officers and their immediate families as a group owned 0.05% of the outstanding shares of the Fund. Mr. Kaiser owned 833 shares.
The four unaffiliated trustees receive $300 per Board or committee meeting attended, plus travel expenses, allocated pro-rata to the five Funds of Saturna Investment Trust. The Trust paid the Independent Trustees $6,891 to attend meetings during the fiscal year. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust and paid $17,871 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.
Note 4 — Investments
During the year ended November 30, 2006, the Fund purchased $2,220,314 of securities and sold/matured $2,014,069 of securities.
Distributions to shareowners:
The tax character of distributions paid during the years ended November 30, 2006 and 2005 were as follows:

	2006	2005
Tax-Exempt Income	$291,026	$302,222

Taxable Income	702	-

Capital Gains 1	19,527	25,992

1 Long-Term Capital Gain dividend designated pursuant to Section 8 (b)(3) of the Internal Revenue Code.
As of November 30, 2006 the components of capital on a tax basis were as follows:

Cost of investments	$8,374,471
Gross unrealized appreciation	150,500
Gross unrealized depreciation	(13,348)

Net unrealized appreciation	$137,152

Total accumulatied earnings/losses	$137,152

Idaho Tax-Exempt Fund Annual Report November 30, 2006	9

Renewal of Investment Advisory Contract (unaudited)
On September 18, 2006, the trustees of Saturna Investment Trust approved continuation of Idaho Tax-Exempt Fund's investment advisory and administrative services agreement with Saturna Capital Corporation. In doing so, the board considered a number of factors and made specific determinations relevant to that approval.
In addition to information provided throughout the year, the trustees utilized a comparison of performance and fees of the Fund with the other Idaho tax-exempt mutual funds. The trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.
In their review, the trustees noted that the Fund offers a full range of highquality investor services. The trustees reviewed improvements in Saturna's operations during the last year, substantial investments in staffing, training, compliance, office space and hardware and its increasing assets under management. An important factor in the consideration by the trustees was Saturna Capital's experience, ability and commitment to perform internally shareowner servicing, administration, accounting, marketing and distribution to maintain quality servicing at a reasonable expense. In addition, they recognized Saturna's efforts to improve compensation to attract and retain increasingly qualified, experienced, and specialized staff. The Trustees also took into consideration Saturna's continued avoidance of significant operational problems, and its efforts to comply with increased investment company rules and regulations.
The trustees also reviewed Morningstar and Lipper mutual fund ratings, and found that the investment performance of the Fund was acceptable. The board took into consideration the investment objectives and policies of the Fund.
The Trustees reviewed Saturna's profitability with respect to the Fund as part of their evaluation of whether the fee under the advisory contract bears a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. They considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts. The Trustees took note that the Fund continues to operate at a loss to the adviser. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none. The Trustees concluded that the fee paid by the Fund to Saturna is reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Fund. The Trustees saw no need for advisory fee changes or breakpoints.
Availability of Fund Portfolio Information (unaudited)
  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Fund's Form N-Q is available on the SEC's website at http://www. sec.gov., and at www.saturna.com.
  The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
  The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at http://www.saturna.com.
Privacy Statement (unaudited))
At Saturna Capital, we understand the importance to you in maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.
We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.
Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 800 / SATURNA.

Report of Registered Independent Public Accounting Firm
To the Shareowners and Board of Trustees of Idaho Tax-Exempt Fund:
We have audited the accompanying statement of assets and liabilities of the Idaho Tax-Exempt Fund, a series of shares of the Saturna Investment Trust, including the schedules of investments as of November 30, 2006, and the related statements of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform audits, of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expression an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. Audits include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian. Audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania

Tait, Weller & Baker LLP
January 17, 2007

10	Idaho Tax-Exempt Fund Annual Report November 30, 2006

Trustees and Officers (unaudited)
Name (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Saturna Fund Comples overseen by Trustee	Other Directorships held by Trustee

Independent Trustees
Gary A. Goldfogel, MD (48) 1500 N. State Street Bellingham, WA 98225	Independent Trustee (since 1995)	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Five	None

Herbert G. Grubel (72) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee (since 2005)	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Five	None

John E. Love (74) 1002 Spokane Street Garfield, WA 99130	Chairman; Independent Trustee (since 1987)	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Five	None

John S. Moore (75) 346 Bayside Road Bellingham, WA 98225	Independent Trustee (since 1993)	Professor (now retired), College of Business and Economics, Western Washington University	Five	None

Interested Trustee
Nicholas F. Kaiser, CFA (60) 1300 N. State Street Bellingham, WA 98225	President; Trustee† (since 1989)	President, Saturna Capital Corporation; President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust

Officers Who Are Not Trustees
Phelps S. McIlvaine (53) 1300 N. State Street Bellingham, WA 98225	Vice President† (since 1994)	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A

Christopher Fankhauser (34) 1300 N. State Street Bellingham, WA 98225	Treasurer† (since 2002)	Manager of Operations, Saturna Capital Corporation	N/A	N/A

Ethel B. Bartolome (34) 1300 N. State Street Bellingham, WA 98225	Secretary† (since 2001)	Corporate Administrator, Saturna Capital Corporation	N/A	N/A

James D. Winship, (58) 54056 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer† (since 2004)	Attorney; Adjunct Professor, University of Washington and Seattle Pacific University (1999 - 2003)	N/A	N/A

Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.
The Fund's Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the Trustees.
Saturna Capital Corporation is the Fund's adviser and Saturna Brokerage Services, Inc. is the Fund's distributor.
Mr. Kaiser is an interested person of the Fund by reason of his positions with the Fund's adviser and distributor.
Mr. McIlvaine is the primary manager of the Idaho Tax-Exempt Fund.
† Holds same position with Amana Mutual Funds Trust.

Idaho Tax-Exempt Fund Annual Report November 30, 2006	11

(graphic omitted)

This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

1300 North State Street Bellingham, WA 98225 www.saturna.com sextant@saturna.com (800) SATURNA

Item 2. Code of Ethics.
Registrant has adopted a code of ethics and is included with this submission as Exhibit (a).

Item 3. Audit Committee Financial Expert.
(a)(1)(i) The Trustees of Saturna Investment Trust determined, at their quarterly meeting of September 25, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.
(a)(2)(ii) Mr. John Moore, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ending November 30, 2006 and 2005, the aggregate audit fees billed for professional services rendered by the principal accountant were $40,000 and $24,500, respectively.

(b) Audit-Related Fees
For the fiscal years ending November 30, 2006 and 2005, the aggregate audit related fees were $38,000 and $18,500 respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds' Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending November 30, 2006 and 2005, the aggregate tax fees billed for professional services rendered by the principal accountant were $2,000 and $6,000, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2006 and 2005.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit Committee Charter:

D. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Proposals submitted to a vote by security holders are included as part of the report to shareholders under Item 1 of this Form.

Item 11. Controls and Procedures.
(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 29, 2006, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment TrustFunds Trust and found them reasonable and adequate. (b) No change.

Item 12. Exhibits
Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.
(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: February 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: February 5, 2007

By:

/s/ Christopher Fankhouser
Christopher Fankhouser, Treasurer

Date: February 5, 2007